UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2006

Computer Horizons Corp.
(Exact name of registrant as specified in its charter)

New York	0-7282	13-2638902
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

49 Old Bloomfield Avenue
Mountain Lakes, New Jersey 07046-1495
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 299-4000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On March 13, 2006, Computer Horizons (the “Registrant”) held a publicly accessible conference call with analysts and investors to report its financial results for  fourth-quarter and full year 2005.  The transcript of the conference call is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

           (d)     Exhibits.

Exhibit Number	Description

99.1	Transcript of Computer Horizons Corp. conference call from March 13, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 15, 2006

COMPUTER HORIZONS CORP.

By:	/s/ Michael J. Shea

Michael J., Shea
Chief Financial Officer